Exhibit 99.1

Banzai Completes Acquisition of OpenReel, Expects to Exceed $10.0 Million 2024 Revenue Guidance

SEATTLE – December 19, 2024 – Banzai International, Inc. (NASDAQ: BNZI) (“Banzai” or the “Company”), a leading marketing technology company that provides essential marketing and sales solutions, today announced that it has successfully closed its previously announced acquisition of OpenReel , a leading digital video creation platform.

Additionally, the company announced that it plans to exceed the top end of its previously disclosed revenue guidance of $10.0 million in FY 2024.

OpenReel enables companies to rapidly create high-quality, branded video content. Their solution allows companies to direct, record, create, and collaborate on high-definition video projects, dramatically reducing the time to create brand-compliant video content. OpenReel’s enterprise customer base includes global organizations, such as Bristol Myers Squibb, Ingram Micro, DXC Technology, Insider Inc., and US Steel.

Banzai’s vision is to build an AI-powered marketing technology platform to help businesses of all sizes grow. Acquiring mission-critical MarTech products like OpenReel will allow Banzai to drive customer growth by offering new solutions to existing customers to create long-term value for our shareholders.

Transaction Details

Banzai issued an aggregate of 930,558 shares of Class A Common Stock, and 11,769,501 Pre-Funded Warrants exercisable for shares of Class A Common Stock in lieu thereof, equal to $19.6 million. Additional details regarding the acquisition are included in the Company’s Form 8-Ks filed with the Securities and Exchange Commission on December 10, 2024 and on December 19, 2024 respectively.

About OpenReel

OpenReel is a leading enterprise video creation and management solution that empowers companies to create high-quality content at scale and on brand. OpenReel enables businesses of all sizes to cut down on the time-and resource-intensive process of video creation and scale content creation initiatives efficiently, effectively, and securely. OpenReel is trusted by a wide range of customers from small businesses to the Fortune 500. OpenReel is based in New York, with its team distributed worldwide. To learn more about the company, visit: www.openreel.com.

About Banzai

Banzai is a marketing technology company that provides AI-enabled marketing and sales solutions for businesses of all sizes. On a mission to help their customers grow, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Cisco, New York Life, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io. For investors, please visit https://ir.banzai.io.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding Banzai International, Inc.’s (the “Company’s”): future financial, business and operating performance and goals; annualized recurring revenue and customer retention; ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs; potential financing and ability to obtain financing; acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions; strategy and strategic goals, including being able to capitalize on opportunities; expectations relating to the Company’s industry, outlook and market trends; total addressable market and serviceable addressable market and related projections; plans, strategies and expectations for retaining existing or acquiring new customers, increasing revenue and executing growth initiatives; and product areas of focus and additional products that may be sold in the future. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which the Company operates, customer demand, the financial markets, economic, business and regulatory and other factors, such as the Company’s ability to execute on its strategy. More detailed information about risk factors can be found in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and in other reports filed by the Company, including reports on Form 8-K. The Company does not undertake any duty to update forward-looking statements after the date of this press release.

Investor Relations

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

BNZI@mzgroup.us

www.mzgroup.us

Media

Rachel Meyrowitz

Director, Demand Generation, Banzai

media@banzai.io